                                                                 EXHIBIT 1

================================================================================

                                VISTA GOLD CORP.



                               NOTICE OF MEETING

                                      AND

                             MANAGEMENT INFORMATION
                               AND PROXY CIRCULAR



                                    for the

                             Annual General Meeting

                                 to be held on

                              Monday, May 11, 1998

================================================================================

March 30, 1998

Dear Shareholder:

         It is my pleasure to invite you to attend the Corporation's 1998 annual general meeting of shareholders. The meeting will be held on Monday, May 11, 1998 at 9:30 a.m., Vancouver time, at Suite 1200, 200 Burrard Street, Vancouver, British Columbia.

         If you are unable to attend the meeting in person, please complete, date, sign and return the enclosed form of proxy to ensure that your vote is counted.

         The Notice of Meeting, Management Information and Proxy Circular, and proxy form for the annual general meeting are all enclosed. These documents contain important information and I encourage you to read them carefully.

                                        Yours truly,

                                        (signed) MICHAEL B. RICHINGS
                                        President and Chief Executive Officer

                                VISTA GOLD CORP.

                               NOTICE OF MEETING

         NOTICE IS HEREBY GIVEN THAT an annual general meeting (the "Meeting") of the members ("shareholders") of Vista Gold Corp. (the "Corporation") will be held at Suite 1200, 200 Burrard Street, Vancouver, British Columbia on Monday, May 11, 1998, at 9:30 a.m., Vancouver time, for the following purposes:

         1. to receive the annual report to the shareholders and the consolidated financial statements of the Corporation together with the auditor's report thereon for the fiscal year ended December 31, 1997;

         2. to elect directors to hold office until the next annual general meeting;

         3. to appoint Coopers & Lybrand, Chartered Accountants, as auditor to hold office until the next annual general meeting at a remuneration to be fixed by the directors;

         4. to consider, and if thought appropriate, to pass an ordinary resolution confirming By-Law No. 1 of the Corporation. The full text of such ordinary resolution and the full text of By-Law No. 1 are set out in Schedule "A" and Schedule "B", respectively, to the attached Management Information and Proxy Circular; and

         5. to transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

         Accompanying this Notice of Meeting are (i) a Management Information and Proxy Circular, (ii) a form of proxy and notes thereto, and (iii) a reply card for use by shareholders who wish to receive the Corporation's interim financial statements.

         If you are a registered shareholder of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Montreal Trust Company of Canada at Montreal Trust Centre, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Attention: Proxy Department, no later than 9:30 a.m., Vancouver time, on Thursday, May 7, 1998, or no less than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

         If you are a non-registered shareholder of the Corporation and receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with instructions provided to you by your broker or such other intermediary.

         This Notice of Meeting, the Management Information and Proxy Circular, the form of proxy and notes thereto for the Meeting, and the reply card are first being sent to shareholders of the Corporation on or about April 8, 1998.

         DATED at Vancouver, British Columbia, this 30th day of March, 1998.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        (signed) WILLIAM F. SIRETT
                                        Secretary

                               TABLE OF CONTENTS



LETTER TO SHAREHOLDERS

NOTICE OF MEETING
MANAGEMENT INFORMATION AND PROXY CIRCULAR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  Solicitation of Proxies   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  Appointment of Proxyholder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  Revocation of Proxy   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
  Voting of Proxies   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
  Exercise of Discretion by Proxyholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
  Securities Entitled to Vote   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
  Principal Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
  Quorum and Percentage of Votes Necessary to Pass Resolutions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
  Particulars of Matters to be Acted Upon   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     Election of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     Appointment of Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Approval of By-Law No. 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
  Corporate Governance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Mandate of the Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Composition of the Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Independent Board of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Board of Directors Committees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Decisions Requiring Prior Approval of the Board of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Recruitment of New Directors and Assessment of the Board of Directors' Performance . . . . . . . . . . . . . . . . 6
     Expectations of Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
  Executive Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Summary Compensation Table . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Long-Term Incentive Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     Stock Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     Pension and Retirement Savings Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     Termination of Employment, Change in Responsibilities and Employment Contracts . . . . . . . . . . . . . . . . .  11
     Report of the Compensation Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     Performance Graph  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
     Compensation of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
  Indebtedness of Directors and Senior Officers   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
  Interest of Management and Others in Material Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
  Management Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
  Interest of Certain Persons in Matters to be Acted Upon   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
  Other Matters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
  Availability of Documents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
  Board of Director Approval  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
SCHEDULE "A" - RESOLUTION APPROVING BY-LAW NO. 1  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
SCHEDULE "B" - BY-LAW NO. 1 OF THE CORPORATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1

                   MANAGEMENT INFORMATION AND PROXY CIRCULAR

         THIS MANAGEMENT INFORMATION AND PROXY CIRCULAR ("INFORMATION CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF VISTA GOLD CORP. (THE "CORPORATION") OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL MEETING (THE "MEETING") OF THE MEMBERS ("SHAREHOLDERS") OF THE CORPORATION TO BE HELD AT SUITE 1200, 200 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA ON MONDAY, MAY 11, 1998, AT 9:30 A.M., VANCOUVER TIME, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING.

         It is anticipated that this Information Circular and the accompanying form of proxy will be first mailed to the shareholders of the Corporation on or about April 8, 1998. Unless otherwise stated, the information contained in this Information Circular is given as at March 30, 1998. The executive office of the Corporation is located at Suite 3000, 370 Seventeenth Street, Denver, Colorado 80202 and its telephone number is (303) 629-2450. The registered and records office of the Corporation is located at 200 - 204 Lambert Street, Whitehorse, Yukon Territory, Canada, Y1A 3T2.

         Advance notice of the Meeting was published in the Whitehorse Star, The Province and The Toronto Star newspapers on March 30, 1998.

SOLICITATION OF PROXIES

         The solicitation for proxies will be conducted by mail and may be supplemented by telephone or other personal contact to be made, without special compensation, by officers and employees of the Corporation. THE CORPORATION MAY RETAIN OTHER PERSONS OR COMPANIES TO SOLICIT PROXIES ON BEHALF OF MANAGEMENT, IN WHICH EVENT THE CUSTOMARY FEES FOR SUCH SERVICES WILL BE PAID. THE COST OF THE SOLICITATION WILL BE BORNE BY THE CORPORATION.

APPOINTMENT OF PROXYHOLDER

         THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY FOR THE MEETING ARE DIRECTORS OR OFFICERS OF THE CORPORATION AND ARE NOMINEES OF MANAGEMENT. A SHAREHOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT SUCH SHAREHOLDER AT THE MEETING BY STRIKING OUT THE NAMES OF THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY AND BY INSERTING THAT OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED. IF A SHAREHOLDER APPOINTS ONE OF THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY AS A NOMINEE AND DOES NOT DIRECT THE SAID NOMINEE TO VOTE EITHER FOR OR AGAINST OR WITHHOLD FROM VOTING ON A MATTER OR MATTERS WITH RESPECT TO WHICH AN OPPORTUNITY TO SPECIFY HOW THE COMMON SHARES ("COMMON SHARES") IN THE CAPITAL OF THE CORPORATION REGISTERED IN THE NAME OF SUCH SHAREHOLDER SHALL BE VOTED, THE PROXY SHALL BE VOTED IN FAVOUR OF SUCH MATTER OR MATTERS.

         The instrument appointing a proxyholder must be in writing and signed by the shareholder, or such shareholder's attorney authorized in writing, or if the shareholder is a corporation, by a duly authorized officer, or attorney, of the corporation. An instrument of proxy will only be valid if it is duly completed, signed, dated and received at the office of the Corporation's registrar and transfer agent, Montreal Trust Company of Canada at Montreal Trust Centre, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9,
Attention: Proxy Department before 9:30 a.m., Vancouver time, on Thursday, May 7, 1998, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournments thereof, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

REVOCATION OF PROXY

         A shareholder may revoke a proxy by delivering an instrument in writing executed by such shareholder or by the shareholder's attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, before any vote in respect of which the proxy is to be used shall have been taken or in any other manner permitted by law.

VOTING OF PROXIES

         A shareholder may direct the matter in which his or her Common Shares are to be voted or withheld from voting in accordance with the instructions of the shareholder by marking the form of proxy accordingly. If the instructions in a proxy given to management are certain, the Common Shares represented by that proxy will be voted on any poll and where a choice has been specified in the proxy, the Common Shares will be voted on any poll in accordance with the specifications so made. WHERE NO CHOICE IS SO SPECIFIED WITH RESPECT TO ANY RESOLUTION OR IN THE ABSENCE OF CERTAIN INSTRUCTIONS, THE COMMON SHARES REPRESENTED BY A PROXY GIVEN TO MANAGEMENT WILL BE VOTED IN FAVOUR OF THE RESOLUTION. IF MORE THAN ONE DIRECTION IS MADE WITH RESPECT TO ANY RESOLUTION, SUCH COMMON SHARES WILL SIMILARLY BE VOTED IN FAVOUR OF THE RESOLUTION.

EXERCISE OF DISCRETION BY PROXYHOLDERS

         The enclosed form of proxy when properly completed and delivered and not revoked confers discretionary authority upon the proxyholders named therein with respect to amendments or variations of matters identified in the accompanying Notice of Meeting and other matters not so identified which may properly be brought before the Meeting. At the date of this Information Circular, the management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. If any other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their judgment on such matter.

SECURITIES ENTITLED TO VOTE

         The authorized share capital of the Corporation is divided into an unlimited number of Common Shares, of which 89,152,540 Common Shares are issued and outstanding and an unlimited number of preferred shares, none of which are issued. The Board of Directors of the Corporation has fixed the close of business on April 6, 1998 as the record date for the purpose of determining the shareholders entitled to receive notice of the Meeting, but the failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting.

         Every shareholder who is present in person and entitled to vote at the Meeting shall have one vote on a show of hands and on a poll shall have one vote for each Common Share of which the shareholder is the registered holder and such shareholder may exercise such vote either in person or by proxyholder.

PRINCIPAL SHAREHOLDERS

         To the knowledge of the directors and officers of the Corporation, as of March 30, 1998, no person beneficially owns, directly or indirectly, or exercises control or direction over, more than 10% of the issued and outstanding Common Shares of the Corporation.

QUORUM AND PERCENTAGE OF VOTES NECESSARY TO PASS RESOLUTIONS

         Under the Corporation's Articles, the quorum for the transaction of business at the Meeting consists of two shareholders, or two proxyholders representing shareholders.

         Approval of the ordinary resolution confirming By-Law No. 1 of the Corporation requires a majority of more than 50% of the votes cast by the holders of Common Shares who vote in person or by proxy in respect of such resolution at the Meeting.

PARTICULARS OF MATTERS TO BE ACTED UPON

ELECTION OF DIRECTORS

         The directors of the Corporation are elected at each annual general meeting and hold office until the close of the next annual general meeting or until their successors are duly elected or appointed. Management proposes to nominate each of the following eight persons for election as a director of the Corporation. Proxies cannot be voted for a greater number of persons than the number of nominees named. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE ENCLOSED FORM OF PROXY WILL BE VOTED FOR THE NOMINEES LISTED BELOW. All of the proposed nominees are presently or were in 1997 directors of the Corporation.

         Information concerning the eight nominees, as furnished by them individually, is set forth below.

                    NAME, RESIDENCE                    PRINCIPAL OCCUPATION,                                          NUMBER OF
                     AND POSITION                     BUSINESS OR EMPLOYMENT (1)             DIRECTOR SINCE          SHARES HELD
                -----------------------------       -----------------------------------     -----------------        ------------
                 ROSS J. BEATY (2)                   Geologist; Chairman of Pan American     November 12, 1996         6,994,616
                 Vancouver, British Columbia         Silver Corp., a mining company,
                 Vice Chairman and Director          1994 to present; prior thereto,
                                                     President of Equinox Resources
                                                     Ltd., a mining company.

                 WILLIAM CALHOUN (2)                 Mining engineer and geologist;         May 1, 1995                     Nil
                 Silverton, Idaho                    Chief Executive Officer of William
                 Director                            Calhoun, Inc., mining consultants.

                     NAME, RESIDENCE                      PRINCIPAL OCCUPATION,                                         NUMBER OF
                      AND POSITION                      BUSINESS OR EMPLOYMENT (1)          DIRECTOR SINCE             SHARES HELD
                 --------------------------          ----------------------------------     ---------------            ------------
                 C. THOMAS OGRYZLO (3)               Mechanical engineer; President and     March 8, 1996                   Nil
                 Toronto, Ontario                    Chief Executive Officer of Triton
                 Director                            Mining Corporation, a mining
                                                     company, from August 1997 to
                                                     present; formerly Chairman of
                                                     Kilborn SNC-Lavalin Inc., an
                                                     engineering group; formerly,
                                                     President of the Kilborn Group of
                                                     Companies.

                 MICHAEL B. RICHINGS                 Mining engineer; formerly,             May 1, 1995                  79,967
                 Littleton, Colorado                 President of Atlas Corporation, a
                 Director                            mining company.

                 DAVID R. SINCLAIR (3) (4)           Chartered Accountant; Corporate        May 1, 1995                  10,000
                 Nanoose Bay, British Columbia       Director.
                 Chairman and Director

                 KEITH STEEVES (4)                   Self-employed business consultant;     September 29, 1995            2,000
                 Richmond, British Columbia          formerly, Senior Vice President,
                 Director                            Commercial of Teck Corporation, a
                                                     mining company.

                 ALAN G. THOMPSON  (2) (3) (4)       Businessman; President and Chief       December 1, 1989                Nil
                 West Vancouver, British Columbia    Executive Officer of A.G.T.
                 Director                            Financial Corporation, an
                                                     investment company.

                 PETER WALTON (4)                    Self-employed business consultant.     May 24, 1989                    Nil
                 West Vancouver, British Columbia
                 Director


----------------------------------------
(1)      Includes occupations for the five preceding years.
(2)      Member of Corporate Governance Committee.
(3)      Member of Compensation Committee.
(4)      Member of Audit Committee.

         The information as to the municipality of residence, principal occupation and number of Common Shares owned by the nominees listed in the above table is not within the knowledge of the management of the Corporation and has been furnished by the individual appointees as at March 30, 1998.

APPOINTMENT OF AUDITORS

         Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the re- appointment of Coopers & Lybrand, Chartered Accountants, of Vancouver, British Columbia as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed. It is proposed that the remuneration to be paid to the auditor be fixed by the Board of Directors. Coopers & Lybrand were first appointed the auditor of the Corporation on June 28, 1985.

CONFIRMATION OF BY-LAW NO. 1

         On December 17, 1997, the Board of Directors of the Corporation adopted By-Law No. 1 of the Corporation, the full text of which is set out in Schedule "B" to this Information Circular. Under the provisions of the Business Corporations Act of the Yukon Territory, the directors of the Corporation are required to submit a by-law made by the directors to the shareholders of the Corporation for approval at the next meeting of shareholders.

         Accordingly, at the Meeting, the shareholders will be asked to consider and, if thought appropriate, to pass an ordinary resolution confirming By-Law No. 1 of the Corporation, the full text of such ordinary resolution set out in Schedule "A" to this Information Circular.

CORPORATE GOVERNANCE

MANDATE OF THE BOARD OF DIRECTORS

         Pursuant to the Business Corporations Act of the Yukon Territory, the Board of Directors is required to manage or supervise the management of the affairs and business of the Corporation. The Board of Directors has adopted a written mandate which defines its stewardship responsibilities in light of this statutory obligation. The Board of Directors' principal responsibilities are to supervise and evaluate management, to oversee the conduct of the business, to set policies appropriate for the business and to approve corporate strategies and goals. The mandate and responsibilities of the Board of Directors are to be carried out in a manner consistent with the fundamental objective of protecting and enhancing the value of the Corporation and providing ongoing benefit to the shareholders.

COMPOSITION OF THE BOARD OF DIRECTORS

         The present Board of Directors consists of eight directors, seven of whom qualify as unrelated directors who are independent of management and free from any interest or business relationship which could, or could be perceived to, materially interfere with their ability to act in the best interest of the Corporation. Michael B. Richings qualifies as a related director because of his management position with the Corporation. Two directors, William Calhoun and Peter Walton, have undertaken minor consulting work for the Corporation. The Corporate Governance Committee of the Board of Directors has determined that the nature of this work does not impair the ability of either director to act with a view to the best interest of the Corporation and, accordingly, both directors have been determined to be unrelated directors who are independent of management.

         The current composition of the Board of Directors is in compliance with the guidelines for corporate governance adopted by The Toronto Stock Exchange, which recommend that the board of directors of every corporation should be constituted with a majority of individuals who qualify as unrelated directors.

         The Corporation does not have a significant shareholder with the ability to exercise a majority of the votes for the election of the Board of Directors.

INDEPENDENT BOARD OF DIRECTORS

         The Chairman of the Board of Directors is not a member of management of the Corporation.

         The Board of Directors believes that adequate structures and processes are in place to facilitate the functioning of the Board of Directors independently of the Corporation's management. The Audit Committee, the Compensation Committee and the Corporate Governance Committee are entirely composed of directors who are unrelated to the Corporation's management.

BOARD OF DIRECTORS COMMITTEES

         The Board of Directors has established three committees, the Audit Committee, the Compensation Committee and the Corporate Governance Committee.

Audit Committee

         The Audit Committee is composed of four directors, David R. Sinclair, Keith Steeves, Peter Walton and Alan G. Thompson, all of whom are unrelated directors who are independent of management. The Audit Committee reviews annual and quarterly financial statements and oversees the annual audit process, internal accounting controls and the resolution of issues identified by the Corporation's external auditor.

Compensation Committee

         The Compensation Committee is comprised of three directors, David R. Sinclair, Alan G. Thompson and C. Thomas Ogryzlo, all of whom are unrelated directors who are independent of management. The Compensation Committee reviews and makes recommendations to the Board of Directors in respect of the compensation levels for the executive officers of the Corporation.

Corporate Governance Committee

         The Corporate Governance Committee consists of three directors, Alan
G. Thompson, Ross J. Beaty and William Calhoun, all of whom are unrelated directors who are independent of management of the Corporation. The Corporate Governance Committee reviews the Corporation's governance activities and policies and reviews proposed nominees for the Board of Directors prior to approval by the Board of Directors.

DECISIONS REQUIRING PRIOR APPROVAL OF THE BOARD OF DIRECTORS

         The Board of Directors has delegated the day to day management of the business and affairs of the Corporation to the President and Chief Executive Officer, subject to compliance with capital plans approved from time to time by the Board of Directors.

RECRUITMENT OF NEW DIRECTORS AND ASSESSMENT OF THE BOARD OF DIRECTORS'
PERFORMANCE

         The Corporate Governance Committee, which is required to meet at least once each year, is required to identify, review the qualifications of and recommend to the Board of Directors possible nominees for the Board of Directors to be proposed in management's Information Circular for election or re-election at each annual meeting of the Corporation and to identify, review the qualifications of and recommend to the Board of Directors possible candidates to fill vacancies on the Board of Directors between annual meetings.

EXPECTATIONS OF MANAGEMENT

         The Board of Directors expects management of the Corporation to conduct the business and affairs of the Corporation in accordance with the Corporation's ongoing strategic plan and to meet or surpass the annual and long-term goals of the Corporation set by the Board of Directors in consultation with management. As a part of its annual strategic planning process, the Board of Directors specifies its expectations of management both over the next financial year and in the context of the Corporation's long-term goals. The Board of Directors will review management's progress in meeting these expectations at Board of Directors' meetings held at least every quarter.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table contains a summary of the compensation paid to, or earned by, the Corporation's current President and Chief Executive Officer, and the executive officers of the Corporation who received in their capacity as officers of the Corporation and any of its subsidiaries, in excess of Cdn.$100,000 (collectively, the "Named Executive Officers") for each of the Corporation's three most recently completed financial years ended December 31, 1997, 1996 and 1995. All currency figures under the heading "Summary Compensation Table" are in United States dollars.

                           SUMMARY COMPENSATION TABLE


                                                                                                  LONG-TERM
                                                    ANNUAL COMPENSATION                         COMPENSATION
                                         --------------------------------------------------    ----------------
                                                                                                  NUMBER OF
                                                                                 ALL OTHER      COMMON SHARES           OTHER
                                                                                  COMPEN-       UNDER OPTIONS           ANNUAL
                         NAME AND                       SALARY        BONUS      SATION(3)       GRANTED (2)       COMPENSATION(1)
                    PRINCIPAL POSITION                 (U.S.$)       (U.S.$)      (U.S.$)            (#)               (U.S.$)
                                             YEAR
                 -----------------------    -------   --------     ---------     ---------      -----------        --------------
                 MICHAEL B. RICHINGS(4)       1997     200,000       30,000           nil         400,000              4,750
                 President and                1996     200,000       22,419           nil          50,000              5,333
                 Chief Executive Officer      1995     154,363       30,000           nil         250,000              5,286
                 ---------------------------------------------------------------------------------------------------------------
                 AMJAD J. ALI(5)              1997     130,000       19,500           nil         180,000              5,200
                 Vice President Finance       1996     130,000        4,767           nil             nil              5,200
                 and Chief Financial          1995      95,343        9,534           nil          80,000              1,907
                 Officer
                 ---------------------------------------------------------------------------------------------------------------
                 RONALD J. MCGREGOR(6)        1997     140,000       14,000           nil         180,000              4,750
                 Vice President               1996      70,000          nil           nil         100,000              1,400
                 Operations and               1995         n/a          n/a           n/a             n/a                n/a
                 Development

---------------

(1) Perquisites and other personal benefits for the most recently completed financial year do not exceed the lesser of $50,000 and 10% of the total annual salary and bonus for any of the Named Executive Officers unless otherwise noted.
(2)     All securities under option are for Common Shares of the Corporation.
        No stock appreciation rights ("SARs") are outstanding.
(3) Represents the Corporation's contribution under the Corporation's Retirement Savings Plan, except where otherwise indicated. The executive officers of the Corporation participate in this plan on the same basis as all other employees of the Corporation. See "Pensions and Retirement Savings Plans".
(4) Mr. Richings was appointed President and Chief Executive Officer of the Corporation on June 1, 1995.

(5) Mr. Ali became permanently employed by the Corporation in April 1993 and was appointed Vice President Finance on May 12, 1993 and was appointed Chief Financial Officer on December 13, 1995. Mr. Ali ceased to be Vice President Finance and Chief Financial Officer of the Corporation on March 6, 1998.
(6) Mr. McGregor became Vice President Mining and Project Development on June 1, 1996.

         The total aggregate cash remuneration paid or payable by the Corporation and its subsidiaries during the financial year ended December 31, 1997 to the directors of the Corporation in their capacity as directors of the Corporation and any of its subsidiaries, and to the officers of the Corporation and any of its subsidiaries who received in their capacity as officers or employees of the Corporation aggregate remuneration in excess of Cdn.$40,000, was U.S.$158,404 and U.S.$740,879, respectively.

LONG-TERM INCENTIVE PLAN

         The Corporation does not presently have a long-term incentive plan for its Named Executive Officers.

STOCK OPTIONS

         The Corporation has established a stock option plan (the "Stock Option Plan") which provides for grants to directors, officers, employees and consultants of the Corporation, or its subsidiaries, of options to purchase up to a maximum of 4,500,000 of the issued and outstanding Common Shares from time to time, provided that no more than 5% of the issued and outstanding Common Shares may from time to time be reserved for issuance pursuant to the exercise of stock options granted to any one individual. Effective upon the amalgamation of Granges Inc. and Da Capo Resources Ltd. on November 1, 1996, the Corporation as the amalgamated entity adopted the Stock Option Plan of Granges Inc. Under the Stock Option Plan, options may be exercised by the payment in cash of the option exercise price to the Corporation. All options are subject to the terms and conditions of an option agreement entered into by the Corporation and each participant at the time an option is granted.

         The Stock Option Plan is administered by the Board of Directors which has full and final discretion to determine: (i) the total number of optioned shares to be made available under the Stock Option Plan; (ii) the directors (who are full-time employees), officers, employees and consultants of the Corporation who are eligible to receive stock options under the Stock Option Plan ("Optionees"); (iii) the time when and the price at which stock options will be granted; (iv) the time when and the price at which stock options may be exercised; and (v) the conditions and restrictions on the exercise of options. Pursuant to the terms of the Stock Option Plan, the exercise price must not be less than the closing price of the Common Shares on The Toronto Stock Exchange on the day preceding the date of grant. Options become exercisable only after they vest in accordance with the respective stock option agreement and must expire no later than ten years from the date of grant.

         Under the terms of the Stock Option Plan, directors who are not full-time employees of the Corporation automatically receive options to purchase 50,000 Common Shares upon becoming a director, with such options vesting and becoming exercisable as to 25% on the date of grant and 25% on each of the first, second and third anniversaries.

         If an Optionee ceases to be an officer or employee of the Corporation, or its subsidiaries, as a result of termination for cause, all unexercised options will immediately terminate. If an Optionee ceases to be a director, officer or employee of the Corporation, or its subsidiaries, or ceases to be a consultant to the Corporation, for any reason other than termination for cause, the Optionee shall have the right to exercise his or her options at any time up to but not after the earlier of 30 days from the date of ceasing to be a director, officer, employee or consultant, or the expiry date. In the event of death of an Optionee, the legal representatives of such Optionee have the right to exercise the options at any time up to but not after the earlier of 90 days from the date of death, or the expiry date.

         Options granted under the Stock Option Plan are non-transferable and non-assignable other than on the death of a Participant. An Optionee has no rights whatsoever as a shareholder in respect of unexercised options.

Stock Option Grants

         A summary of stock options granted to the Named Executive Officers under the Stock Option Plan during the financial year ended December 31, 1997 is set out in the table below. All stock options are for Common Shares of the Corporation. No stock appreciation rights ("SARs") are outstanding, and it is currently intended that none be issued. All currency figures under the heading "Stock Option Grants" are in Canadian dollars.

        OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR





                                                         % OF TOTAL                           MARKET VALUE OF
                                         NUMBER OF        OPTIONS                                SECURITIES
                                        SECURITIES       GRANTED TO                          UNDERLYING OPTIONS
                                           UNDER        EMPLOYEES IN        EXERCISE OR        ON THE DATE OF
                                           OPTION       FINANCIAL YEAR       BASE PRICE             GRANT              EXPIRATION
                        NAME                 (#)            (%)          (CDN.$/SECURITY)    (CDN.$/SECURITY)(1)         DATE
             ----------------------      -----------    --------------   ----------------    -------------------  ----------------
              MICHAEL B. RICHINGS           400,000         28.5               1.55              620,000          February 5, 2007

              AMJAD J. ALI                  100,000         7.1                1.55              155,000          February 5, 2007
                                             80,000         5.7                0.37               29,600          November 9, 2007

              RONALD J. MCGREGOR            100,000         7.1                1.55              155,000          February 5, 2007
                                             80,000         5.7                0.37               29,600          November 9, 2007

 (1) The market value of the Common Shares on the date of grant of the options is the closing price per share at which the Common Shares were traded on The Toronto Stock Exchange on the day preceding the date of grant.

         The reported high and low trading prices of the Corporation's Common Shares on The Toronto Stock Exchange and the American Stock Exchange for the 30 days prior to the date of the grants of the options referred to above are set out in the table below.

                                                                THE TORONTO STOCK EXCHANGE           AMERICAN STOCK EXCHANGE
                                                                ---------------------------      -----------------------------
                                                                 HIGH                LOW             HIGH              LOW
                                                                --------          --------       ------------     -------------
                 January 4 to February 4, 1997                   $1.50              $0.85         U.S.$1.38         U.S.$1.13
                 October 8 to November 8, 1997                   $0.65              $0.37         U.S.$0.50         U.S.$0.25

Aggregated Option Exercises and Value of Unexercised Options

         A summary of the exercise of options by the Named Executive Officers during the financial year ended December 31, 1997 and the value at December 31, 1997 of unexercised in-the-money options held by the Named Executive Officers issued out in the table below. No SARs are outstanding. All currency figures under the heading "Aggregated Option Exercises and Value of Unexercised Options" are in Canadian dollars.

AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR
                    AND  FINANCIAL YEAR-END OPTION VALUES


                                                                                                           VALUE OF UNEXERCISED
                                                                                                           IN-THE-MONEY OPTIONS
                                                                                  UNEXERCISED OPTIONS AT      AT FINANCIAL
                                               SECURITIES                           FINANCIAL YEAR-END          YEAR-END
                                                ACQUIRED          AGGREGATE           EXERCISABLE/             EXERCISABLE/
                                              ON EXERCISE       VALUE REALIZED       UNEXERCISABLE           UNEXERCISABLE(1)
                           NAME                   (#)              (CDN.$)                (#)                    (CDN.$)
                ------------------------     ------------       ---------------    -------------------       ------------------
                 MICHAEL B. RICHINGS              nil               nil             312,500/387,500              nil/nil

                 AMJAD J. ALI                     nil               nil             125,000/155,000              nil/nil

                 RONALD J. MCGREGOR               nil               nil              95,000/185,000              nil/nil

-----------------

(1) Based on the closing trading price of the Common Shares on The Toronto Stock Exchange on the last trading day of the financial year, being $0.33.

         None of the options held by the Named Executive Officers were repriced downward during the financial year ended December 31, 1997.

PENSION AND RETIREMENT SAVINGS PLANS

         The Corporation sponsors a quantified tax-deferred savings plan in accordance with the provisions of section 401(K) of the U.S. Internal Revenue Service Code which is available to permanent U.S.-based employees. Under the terms of this plan, the Corporation makes contributions of up to 4% of eligible employees' salaries.

         The Corporation also sponsors a retirement savings plan which is available to permanent Canadian-based employees. Under the terms of this plan, the Corporation is required to contribute between 2% and 4% of the employee's salary, depending on length of service, to a maximum of Cdn.$3,500 per year and provided that the employee also makes the minimum required contribution, as follows:




                                                                 CORPORATION'S      EMPLOYEE'S
                                                                 CONTRIBUTION      CONTRIBUTION
TERM OF EMPLOYMENT                                               (% OF SALARY)     (% OF SALARY)
------------------                                               -------------     --------------
3 years or less . . . . . . . . . . . . . . . . . . . .              2.0%              2.0%
3-4 years . . . . . . . . . . . . . . . . . . . . . . .              3.0%              2.0%
4-5 years . . . . . . . . . . . . . . . . . . . . . . .              3.5%              2.0%
5 years or more . . . . . . . . . . . . . . . . . . . .              4.0%              2.0%

The retirement savings funds for each employee are deposited in the employee's registered retirement savings plan ("RRSP") as defined in Canadian income tax legislation and are held by a trustee. The amounts contributable to an RRSP and the withdrawal and taxation of RRSP funds both before and after retirement are governed by Canadian income tax legislation. If funds are withdrawn by the employee from his or her RRSP, the employee ceases to qualify for contributions by the Corporation for a period of two years.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

         All of the Named Executive Officers of the Corporation have been engaged under employment contracts. Each of these contracts provides for base salary, annual discretionary incentive bonus, four weeks' vacation time and various minor perquisites. The contracts between the Corporation and the Named Executive Officers, other than the President and Chief Executive Officer, are for an unlimited term, provide for performance bonuses in accordance with the Corporation's incentive policy, may be terminated by the Corporation or the Named Executive Officer upon 30 days written notice, and provide for severance benefits described below.

         The contract between the Corporation and Michael B. Richings, the President and Chief Executive Officer, is for an unlimited term, provides for an annual bonus of up to 30% of his base salary at the sole discretion of the Board of Directors and provides for a severance benefit described below. Under the terms of this contract, the employment of Mr. Richings may be terminated by the Corporation without cause, provided that it continues to pay his base salary for a period of 12 months (or makes a lump sum payment equal to 12 months of his base salary), and by Mr. Richings upon 60 days notice to the Corporation. In addition, in the event that Mr. Richings suffers an injury or illness that renders him permanently incapable of substantially performing his duties under this contract, the Corporation may terminate Mr. Richings' employment, provided that it continues to pay his base salary and other employee benefits for a period of one year following notice of such termination.

         As at March 30, 1998, the Corporation has arrangements with two of the Named Executive Officers under which each is entitled to receive severance benefits based upon his monthly salary in the event of termination of his employment other than for cause. The aggregate compensation payable to the two Named Executive Officers under this arrangement is U.S.$322,415 and the amount payable to each Named Executive Officer is as follows:


                                                COMPENSATION
                  NAME                             PAYABLE
           -------------------                  ------------
           Michael B. Richings                  U.S.$182,415

           Ronald J. McGregor                   U.S.$140,000

         The third Named Executive Officer, Amjad J. Ali, ceased to be the Vice President Finance and Chief Financial Officer of the Corporation effective March 6, 1998. Mr. Ali received a severance payment upon termination of his employment of U.S.$30,000.

         Other than as described above, the Corporation has no plan or arrangement in respect of compensation received or that may be received by Named Executive Officers to compensate such officers in the event of the termination of employment, resignation, retirement , change of control of the Corporation or in the event of a change in responsibilities following a change of control.

REPORT OF THE COMPENSATION COMMITTEE

Composition of the Compensation Committee

         The Corporation has a Compensation Committee comprised of the following directors: David R. Sinclair, Alan G. Thompson and Ross J. Beaty. None of the members of the Compensation Committee is or have been an executive officer or employee of the Corporation or any of its subsidiaries or affiliates.

Report

         It is the responsibility of the Compensation Committee to review and recommend compensation policies and programs to the Corporation as well as salary and benefit levels for its executives. The committee makes recommendations to the Board of Directors which gives final approval on compensation matters. During 1997, the compensation committee met once.

         The Corporation's compensation policies and programs are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Corporation's business. These policies and programs are intended to attract and retain capable and experienced people.

         In addition to industry comparables, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Corporation and its shareholders, overall financial and operating performance of the Corporation and the committee's assessment of each executive's individual performance and contribution toward meeting corporate objectives. Superior performance is recognized through the Corporation's incentive policy.

         The total compensation plan for executive officers is comprised of three components: base salary, an incentive payment and stock options. As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each of the executive positions and determines placement at an appropriate level in a range. Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer. The compensation range for executives normally moves annually to reflect external factors such as inflation.

         The Corporation's incentive policy generally allows executive officers and management personnel to earn an incentive payment to a maximum of 15% of his or her base salary, two-thirds of which is based upon individual performance and one-third of which is based upon the performance of the Corporation. All executive officers and management personnel participate in this policy, except the President and Chief Executive Officer. By contract, he is entitled to earn a bonus of up to 30% of his base salary. Following the end of each fiscal year, the Compensation Committee makes a recommendation to the Board of Directors as to the appropriate incentive payment for the executive officers and management personnel. No specific performance criteria or objectives are utilized by the Compensation Committee or the Board of Directors in making their determinations. In 1997, incentive payment totalling U.S.$74,300 were paid to four executive officers and senior employees, subject to one-half of the payment being reinvested in Common Shares through a subscription from treasury.

         The third element in the total compensation plan is the Stock Option Plan. This plan is intended to emphasize management's commitment to growth of the Corporation and enhancement of shareholders' wealth through, for example, improvements in net earnings and share price increments. In the past the Corporation placed less reliance on stock options as management incentives in comparison to other companies in the mining industry, principally because of the relative undervaluation of the Corporation's stock and other factors which were perceived to have interfered with normal market performance of its shares. A review of the stock option element of executive and management compensation was undertaken in 1994 and, in August 1994, the Board of Directors adopted the recommendations of the Compensation Committee with respect to exercising its discretion in granting options under the Stock Option Plan. These recommendations, which were designed to improve the value of the plan as an incentive to management and to encourage long-term service, are as follows:

     (a) participation under the Stock Option Plan will continue to be restricted to senior staff;

     (b) the initial grant of options will continue to be upon commencement of permanent employment, will be at a level commensurate with the seniority of the position and will be in accordance with current industry standards;

     (c) consideration will be given to subsequent grants on an ad hoc basis dependent upon corporate and individual performance and up to a maximum level commensurate with the seniority of the position; and

     (d) each new grant will have a maximum term of ten years as required under the Stock Option Plan, but with one quarter of the options exercisable at the date of grant and the remaining three quarters in equal instalments over the succeeding three years.

                              Submitted on behalf of the Compensation Committee

                                          DAVID R. SINCLAIR
                                          ALAN G. THOMPSON
                                          C. THOMAS OGRYZLO

PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in the Corporation's cumulative total shareholder return on its Common Shares with the cumulative total return of the TSE 300 Stock Index, assuming the reinvestment of dividends, for the last five financial years:

                                    [GRAPH]

COMPENSATION OF DIRECTORS

         During the financial year ended December 31, 1997, directors of the Corporation received a fee of Cdn.$12,000 per annum payable monthly in equal installments, plus a fee of Cdn.$600 per meeting of the Board of Directors or any committee thereof (Cdn.$500 for telephone meetings). On December 30, 1997, the Board of Directors resolved to waive the annual fee effective January 1, 1998 until such time as the directors determine otherwise. The Chairman of the Board of Directors received an additional fee of Cdn.$36,000 per annum but did not receive fees for meetings of committees of the Board of Directors. The Corporation also reimbursed directors for out-of-pocket expenses related to their attendance at meetings. No additional amounts were paid or are payable to directors of the Corporation for committee participation or special assignments.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

         None of the directors or senior officers of the Corporation, nor any individual who was at any time during the most recently completed financial year a director or senior officer of the Corporation, or any associates or affiliates of the foregoing persons is indebted to the Corporation.

INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

         No proposed nominee for election as director, no director or senior officer of the Corporation who has served in such capacity since the beginning of the last financial year, no person that has direct or indirect beneficial ownership of more than 10% of the issued Common Shares of the Corporation, and no associate or affiliate of any such person, had any material interest, directly or indirectly, in any transaction within the past three years, or in any proposed transaction, which has affected or would materially affect the Corporation or any of its subsidiaries.

MANAGEMENT CONTRACTS

         There are no management functions of the Corporation which are to any substantial degree performed by persons other than the directors or senior officers of the Corporation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Other than as disclosed herein, no person who has been a director or officer of the Corporation at any time since the beginning of the last financial year or any proposed nominee for election as director, nor any associate or affiliate of such person, has an interest in the matters to be acted upon at the Meeting.

OTHER MATTERS

         Management of the Corporation knows of no other matters which will be brought before the Meeting other than those set forth in the Notice of Meeting. Should any other matters properly come before the Meeting, the Common Shares represented by the proxies solicited hereby will be voted on those matters in accordance with the best judgment of the persons voting such proxies.

AVAILABILITY OF DOCUMENTS

        The Corporation will provide to any person or corporation, upon request, one copy of any of the following documents:

        (a) the Corporation's latest Form 20-F or annual information form, together with any document, or the pertinent pages of any document, incorporated therein by reference;

        (b) the comparative financial statements of the Corporation for the Corporation's most recently completed financial year in respect of which such financial statements have been issued, together with the report of the auditors thereon, and any interim financial statements of the Corporation subsequent to the financial statements for the Corporation's most recently completed financial year; and

        (c) the information circular of the Corporation in respect of the most recent annual meeting of shareholders of the Corporation which involved the election of directors.

         Copies of the above documents will be provided, upon request to the Secretary of the Corporation at 1200 Waterfront Centre, 200 Burrard Street, Vancouver, British Columbia, Canada, V7X 1T2, free of charge to shareholders of the Corporation. The Corporation may require the payment of a reasonable charge from any person or corporation who is not a shareholder of the Corporation and who requests a copy of any such document.

BOARD OF DIRECTOR APPROVAL

         The undersigned hereby certifies that the contents and sending of this Information Circular to the shareholders of the Corporation have been approved by the Board of Directors.

         DATED at Vancouver, British Columbia, this 30th day of March, 1998.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    (signed) WILLIAM F. SIRETT
                                    Secretary

                                  SCHEDULE "A"

                      - RESOLUTION APPROVING BY-LAW NO. 1 -


BE IT RESOLVED as an Ordinary Resolution that:

1. By-Law No. 1, in substantially the form attached as Schedule "B" to the Management Information and Proxy Circular accompanying the notice of this annual general meeting, is hereby confirmed in all respects; and

2. any director or officer of the Corporation is authorized to do acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instruments, to give all notices and to deliver, file and distribute all documents and information which such director or officer determines to be necessary or desirable in connection with, or to give effect to or carry out, the foregoing resolution.

                                  SCHEDULE "B"

                       - BY-LAW NO. 1 OF THE CORPORATION -


                                VISTA GOLD CORP.

                                  BY-LAW NO. 1


                                TABLE OF CONTENTS


1.     INTERPRETATION.......................................................2

2.     BUSINESS OF THE CORPORATION..........................................3

3.     BORROWING AND SECURITIES.............................................4

4.     DIRECTORS............................................................4

5.     COMMITTEES...........................................................7

6.     OFFICERS.............................................................8

7.     PROTECTION OF DIRECTORS, OFFICERS AND OTHERS........................10

8.     SHARES..............................................................10

9.     DIVIDENDS AND RIGHTS................................................13

10.    MEETINGS OF SHAREHOLDERS............................................13

11.    DIVISIONS AND DEPARTMENTS...........................................18

12.    NOTICES.............................................................18

BE IT ENACTED as a By-Law of the Corporation as follows:

1.   INTERPRETATION

1.1 DEFINITIONS - In the By-Laws of the Corporation, unless the context otherwise requires:

"ACT" means the Business Corporations Act, R.S.Y. 1986, c.15, and any statute that may be substituted therefore, as from time to time amended; marginal references to sections of the Act herein are not made for the purpose of modifying or affecting the meaning of any provision of this By-Law in any way but are inserted only for the purpose of directing attention to provisions of the Act which may be regarded as relevant;

"APPOINT" includes "elect" and vice versa;

"ARTICLES" means the Articles attached to the Certificate of Continuance dated the 17th day of December, 1997 of the Corporation as from time to time amended or restated;

"BOARD" means the Board of Directors of the Corporation;

"BY-LAWS" means this By-Law and all other By-Laws of the Corporation from time to time in force and effect relating to the transaction of business and affairs of the Corporation in addition hereto, in amendment hereof, or in substitution for all or any part of this By-Law;

"CORPORATION" means the corporation incorporated by Certificate of Continuance under the Act and named: VISTA GOLD CORP.

"MEETING OF SHAREHOLDERS" includes an annual Meeting of Shareholders and a Special Meeting of Shareholders;

"NON-BUSINESS DAY" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada), or the Interpretation Act (Yukon);

"OFFICERS" has the meaning set out in Section 6.1;

"PROHIBITED CORPORATE SHAREHOLDER" means a corporation prohibited from holding shares in itself or its holding body corporate or a subsidiary corporation prohibited from holding shares in its parent corporation pursuant to the Act and not exempted from such prohibited shareholdings by virtue of the Act;

"RECORDED ADDRESS" means in the case of a shareholder his address as recorded in the securities register; and in the case of joint shareholders the address appearing in the securities register in respect of such joint holdings determined under Section 8.9; and in the case of a director, Officer, auditor or member of a committee of directors, his latest address as recorded in the records of the Corporation;

"SPECIAL MEETING OF SHAREHOLDERS" includes both a meeting of any class or classes acting separately from any other class or classes and also a meeting, other than an annual meeting, of all shareholders entitled to vote at any annual Meeting of Shareholders.

Except as noted above, words and expressions defined in the Act have the same meaning when used herein; words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations.

2.  BUSINESS OF THE CORPORATION

2.1 REGISTERED OFFICE - Until changed in accordance with the Act, the registered office of the Corporation shall be at the City of Whitehorse, in the Yukon Territory, and at such location therein as the Board may from time to time determine.

2.2 CORPORATE SEAL - Until changed by the Board, the corporate seal of the Corporation and any facsimiles thereof adopted by the Board for use in jurisdictions outside the Yukon Territory shall be in the form approved by the directors.

2.3 FINANCIAL YEAR - The financial year of the Corporation shall end on the day in each year that is established by the Board.

2.4 EXECUTION OF INSTRUMENTS - Deeds, transfers, assignments, contracts, obligations, certificates and other instruments required by law or otherwise by these By-Laws or any resolution of the Board or shareholders of the Corporation to be executed under corporate seal may be signed on behalf of the Corporation by any one or more persons each of which is either a director of the Corporation or a person who holds the office of Chief Executive Officer, Chairman of the Board, Vice-Chairman of the Board, President, Vice-President, Secretary, Assistant Secretary, or any other office created by by-law or by resolution of the Board. However, notwithstanding the foregoing, the Board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed or sealed. Any signing Officer may affix the corporate seal to any instrument requiring the same.

2.5 BANKING ARRANGEMENTS - The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefore, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the Board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the Board may from time to time by resolution prescribe or authorize.

2.6 VOTING RIGHTS IN OTHER BODIES CORPORATE - The signing Officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the Officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition, the Board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

2.7 WITHHOLDING INFORMATION FROM SHAREHOLDERS - Subject to the provisions of the Act, no shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation's business which, in the opinion of the Board, it would be inexpedient in the interests of the shareholders or the Corporation to communicate to the public. The Board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Corporation or any of them shall be open to the inspection of shareholders and no shareholder shall have any right of inspecting any account, record or document of the Corporation except as conferred by the Act or authorized by the Board or by resolution passed at a general Meeting of Shareholders.

3.  BORROWING AND SECURITIES

3.1 BORROWING POWER - Without limiting the borrowing powers of the Corporation as set forth in the Act, the Board is authorized from time to time:

    (a) to borrow money upon the credit of the Corporation in such amounts and on such terms as may be deemed expedient by obtaining loans or advances or by way of overdraft or otherwise;

    (b) to issue, re-issue, sell or pledge bonds, debentures, notes or other evidence of indebtedness or guarantees of the Corporation, whether secured or unsecured for such sums and at such prices as may be deemed expedient;

    (c) subject to the Act, to issue guarantees on behalf of the Corporation to secure the performance of the obligations of any person; and

    (d) to charge, mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property and undertaking of the Corporation, including book debts, rights, powers and franchises for the purpose of securing any such bonds, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness or liability of the Corporation.

Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.2 DELEGATION OF BORROWING POWER - The Board may from time to time delegate to such one or more of the directors and Officers of the Corporation as may be designated by the Board all or any of the powers conferred on the Board by
Section 3.1 to such extent and in such manner as the Board shall determine at the time of each such delegation.

4.  DIRECTORS

4.1 NUMBER OF DIRECTORS AND QUORUM - Until changed in accordance with the Act, the Board shall consist of not fewer than three (3) and not more than eight (8) directors. Subject to Section 4.7, the Articles and the Act, the quorum for the transaction of business at any meeting of the Board shall consist of a majority of the directors or such lesser number of directors as the Board may from time to time determine.

4.2 QUALIFICATION - No person shall be qualified for election as a director if he is less than nineteen (19) years of age; if he is of unsound mind and has been so found by a Court in Canada or elsewhere; if he is not an individual; or if he has the status of a bankrupt. A director need not be a shareholder.

4.3 ELECTION AND TERM - Each director named in the Notice of Directors filed at the time of continuance shall hold office from the date of the Certificate of Continuance until the first Meeting of

Shareholders thereafter. An election of directors shall take place at such first Meeting of Shareholders and at each annual Meeting of Shareholders thereafter and all the directors then in office shall retire but, if qualified, shall be eligible for re-election. A director shall retain office only until the election of his successor. The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors or the shareholders otherwise determine. The election shall be by ordinary resolution of the shareholders. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

4.4 REMOVAL OF DIRECTORS - Subject to the provisions of the Act, the shareholders may by ordinary resolution passed at a special meeting remove any director from office and the vacancy created by such removal may be filled at the same meeting failing which it may be filled by the directors.

4.5 VACATION OF OFFICE - A director ceases to hold office when: he dies; he is removed from office by the shareholders; he ceases to be qualified for election as a director; or his written resignation is sent or delivered to the Corporation, or if a time is specified in such resignation, at the time so specified, whichever is later.

4.6 VACANCIES - Subject to the Act and the Articles, a quorum of the Board may fill a vacancy in the Board, except a vacancy resulting from an increase in the minimum number of directors or from a failure of the shareholders to elect the minimum number of directors. In the absence of a quorum of the Board, or if the vacancy has arisen from a failure of the shareholders to elect the minimum number of directors the Board shall forthwith call a special meeting of the shareholders to fill the vacancy. If the Board fails to call such meeting or if there are no such directors then in office, any shareholder may call the meeting.

4.7 ACTION BY THE BOARD - The Board shall manage the business and affairs of the Corporation. The powers of the Board may be exercised by resolution passed at a meeting at which a quorum is present or by resolution in writing, whether by document, telegram, telecopy or any method of transmitting legibly recorded messages or other means, signed by all the directors entitled to vote on that resolution at a meeting of the Board and any resolution in writing so signed shall be as valid as if it had been passed at a meeting of directors or a committee of directors and shall be held to relate to any date therein stated to be the effective date thereof, and a copy of every such resolution in writing shall be kept with the minutes of the proceedings of directors or committee of directors. Where there is a vacancy in the Board, the remaining directors may exercise all the powers of the Board so long as a quorum remains in office. Where the Corporation has only one director, that director may constitute a meeting. An act of a director is valid notwithstanding any irregularity in his election or appointment or a defect in his qualifications.

4.8 MEETINGS BY TELEPHONE - If all of the directors consent, a director may participate in a meeting of the Board or of a committee of directors by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a director participating in such a meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the Board and of committees of directors held while a director holds office.

4.9 PLACE OF MEETING - Meetings of the Board may be held at any place in or outside Canada.

4.10 CALLING OF MEETINGS - Meetings of the Board shall be held from time to time and at such place as the Board may determine. In addition, each of the Chairman of the Board, the Vice-Chairman of the Board, the President or any two directors may convene or direct the convening of a meeting of the Board.

4.11 NOTICE OF MEETING - Except as otherwise provided in Section 4.12, notice of the time and place of each meeting of the Board shall be given in the manner provided in Section 12.1 to each director not less than forty-eight (48) hours before the time when the meeting is to be held, unless a director gives notice to the Secretary in the manner provided in Section 12.1 within such forty-eight
(48) hour period that he wishes the directors to be physically present at such meeting, in which case notice shall be given in the manner provided in Section
12.1 to each director not less than seven (7) days before the time when the meeting is to be held. A notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting except where Section 115(3) of the Act requires such purpose or business to be specified, including any proposal to:

     (a) submit to the shareholders any question or matter requiring approval of the shareholders;

     (b)   fill a vacancy among the directors or in the office of auditor;

     (c)   issue securities;

     (d)   declare dividends;

     (e)   purchase, redeem, or otherwise acquire shares of the Corporation;

     (f)   pay a commission for the sale of shares;

     (g)   approve a management proxy circular;

     (h)   approve any annual financial statements; or

     (i)   adopt, amend or repeal By-Laws.

A director may in any manner waive notice of or otherwise consent to a meeting of the Board either before or after the convening of the meeting.

4.12 REGULAR MEETINGS - The Board may by resolution appoint a day or days in any month or months for regular meetings of the Board at a place and hour to be named in the resolution. No notice shall be required for any such regular meeting.

4.13 FIRST MEETING OF NEW BOARD - Provided a quorum of directors is present, each newly elected Board may without notice hold its first meeting immediately following the Meeting of Shareholders at which such Board or portion thereof is elected.

4.14 ADJOURNED MEETING - Notice of an adjourned meeting of the Board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.15 CHAIRMAN - The Chairman of any meeting of the Board shall be the first mentioned of such of the following Officers as have been appointed and who is a director and is present at the meeting: Chairman of the Board, Vice-Chairman of the Board, Chief Executive Officer, President, or a Vice-President who is a director. If no such Officer is present, the directors present shall choose one of their number to be Chairman.

4.16 VOTES TO GOVERN - At all meetings of the Board every question shall be decided by a majority of the votes cast on the question. In cases of an equality of votes the Chairman of the meeting shall not be entitled to a second or casting vote.

4.17 CONFLICT OF INTEREST - A director or Officer who is a party to, or who is a director or Officer of or has a material interest in any person who is a party to, a material contract or proposed material contract with the Corporation shall disclose the nature and extent of his interest at the time and in the manner provided by the Act. Any such contract or proposed contract shall be referred to the Board or shareholders for approval even if such contract is one that in the ordinary course of the Corporation's business would not require approval by the Board or shareholders, and a director interested in a contract so referred to the Board shall not vote on any resolution to approve the same except as provided by the Act.

4.18 REMUNERATION AND EXPENSES - The directors shall be paid such remuneration for their services as the Board may from time to time determine. The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the Board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefore.

5.   COMMITTEES

5.1  COMMITTEE OF DIRECTORS

     (a) The Board may appoint one or more committees of directors, however designated, and delegate to each such committee any of the powers of the Board except those which, under the Act, a committee of directors has no authority to exercise.

     (b) The directors may by resolution appoint an Executive Committee to consist of such member or members of their body as they think fit, which committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in, said committee or any other committee of the Board and such other powers, if any, as may be specified in the resolution. The said committee shall keep regular minutes of its transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Board shall have the power at any time to revoke or override the authority given to or acts done by the Executive committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of such committee and to fill vacancies in it. The Executive Committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary. A majority of the members of said committee shall constitute a quorum thereof.

     (c) The directors may from time to time by resolution constitute, dissolve or reconstitute standing committees and other committees consisting of such persons as the Board may determine. Every committee constituted by the Board shall have the powers, authorities and discretions delegated to it by the Board (which shall not include the power to fill vacancies in the Board and the power to change the membership of or fill vacancies in any committee constituted by the Board or the power to appoint or remove Officers appointed by the Board) and shall conform to the regulations which may from time to time be imposed upon it by the Board.

     (d) The Executive Committee and any other committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes the Chairman shall have a second or casting vote. A resolution approved in writing by all the members of the Executive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting of such committee duly called and constituted. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated thereon or on the latest date stated in any counterpart.

5.2 TRANSACTION OF BUSINESS - Subject to the provisions of Section 4.7, the powers of a committee of directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place in or outside Canada.

5.3 AUDIT COMMITTEE - When required by the Act the Board shall, and at any other time the Board may, elect annually from among its number an audit committee to be composed of not fewer than three (3) directors of whom a majority shall not be Officers or employees of the Corporation or its affiliates. The audit committee shall have the powers and duties provided in the Act.

5.4 PROCEDURE - Unless otherwise determined by the Board, each committee of directors shall have the power to fix its quorum at not less than a majority of its members, to elect its Chairman and to regulate its procedure.

6.  OFFICERS

6.1 APPOINTMENT - The Board may from time to time appoint a Chief Executive Officer, President, one or more Vice-Presidents (to which title may be added words indicating seniority or function), a Secretary and such other Officers as the Board may determine, including one or more assistants to any of the Officers so appointed (herein referred to as "Officers"). The Board may specify the duties of and, in accordance with this By-Law and subject to the provisions of the Act, delegate to such Officers powers to manage the business and affairs of the Corporation. Subject to Sections 6.2 to 6.3, an Officer may but need not be a director and one person may hold more than one office.

6.2 CHAIRMAN OF THE BOARD - The Board may from time to time also appoint a Chairman of the Board who shall be a director. The Chairman of the Board shall, when present, preside at all meetings of the Board and at all meetings of shareholders. In addition, the Board may assign to him any of the powers and duties that may by the provisions of this by-law be assigned to the Vice-Chairman of the Board or to the President; and he shall have such other powers and duties as the board may specify.

6.3 PRESIDENT - The Board, from time to time, may elect from among its number, a President. In the absence or non-appointment of the Chairman of the Board or the Vice-Chairman of the Board, the President shall preside at meetings of the Board and of the shareholders. He shall have general and active management of the business and affairs of the Corporation, and without limitation to the foregoing:

    (a) he shall have general supervision and direction of all the other Officers of the Corporation; and

    (b) he shall submit the annual report of the Board, if any, and the annual balance sheets and financial statements of the business and affairs and reports on the financial position of the Corporation as required by the statutes to the annual general meeting and from time to time shall report to the Board on all matters within his knowledge which the interest of the Corporation requires to be brought to their attention.

6.4 VICE-PRESIDENT - A Vice-President shall have such powers and duties as the Board may specify.

6.5 SECRETARY - The Secretary shall attend and be the Secretary of all meetings of the Board, shareholders and committees of the Board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he shall give or cause to be given, as and when instructed, all notices to shareholders, directors, Officers, the auditor and members of the committees of directors; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other Officer or agent has been appointed for that purpose; and he shall have such other powers and duties as the Board may specify.

6.6 POWERS AND DUTIES OF OTHER OFFICERS - The powers and duties of all other Officers shall be such as the terms of their engagement call for or as the Board or the Chief Executive Officer may specify. Any of the powers and duties of an Officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the Board otherwise directs.

6.7 VARIATION OF POWERS AND DUTIES - The Board may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any Officer.

6.8 TERM OF OFFICE - The Board, in its discretion, may remove any Officer of the Corporation, and each Officer appointed by the Board shall hold office until the earlier of the date his resignation becomes effective, the date his successor is appointed or the date he ceases to be qualified for that office.

6.9 TERMS OF EMPLOYMENT AND REMUNERATION - The terms of employment and the remuneration of Officers appointed by the Board shall be settled by it from time to time.

6.10 CONFLICT OF INTEREST - An Officer shall disclose his interest in any material contract or proposed material contract with the Corporation in accordance with Section 4.17.

6.11 AGENTS AND ATTORNEYS - The Board shall have power from time to time to appoint agents or attorneys for the Corporation in or outside of Canada with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.

6.12 FIDELITY BONDS - The Board may require such Officers, employees and agents of the Corporation as the Board deems advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the Board may from time to time determine.

7.  PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

7.1 LIMITATION OF LIABILITY - No director shall be liable for the acts, receipts, neglects or defaults of any other director or Officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgement or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office or in relation thereto, unless the same are occasioned by his own wilful neglect or default; provided that nothing herein shall relieve any director or Officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any breach thereof.

7.2 INDEMNITY - Subject to the limitations contained in the Act, and to the extent he is otherwise fairly and reasonably entitled thereto, the Corporation shall indemnify a director or Officer, a former director or Officer, or a person who acts or acted at the Corporation's request as a director or Officer of a body corporate of which the Corporation is or was a shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of the Corporation or any such body corporate) and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or Officer of the Corporation or such body corporate, if:

     (a) he acted honestly and in good faith with a view to the best interests of the Corporation; and

     (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

7.3 INSURANCE - Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of its directors and Officers as such, as the Board may from time to time determine.

8.  SHARES

8.1 ALLOTMENT AND ISSUE - The Board may from time to time allot, or grant options to purchase, the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the Board shall determine, provided that no share shall be issued until it is fully paid as prescribed by the Act. Subject to the Articles, no holder of any class of share of the capital of the Corporation shall be entitled as of right to subscribe for, purchase or receive any part of any new or additional issue of shares of any class, whether now or hereafter authorized or any bonds, debentures or other securities convertible into shares of any class.

8.2 COMMISSIONS - The Board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

8.3  REGISTRATION OF TRANSFER

     (a) Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the Certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by his attorney or successor duly appointed, together with such reasonable assurance or evidence of signature, identification and authority to transfer as the Board may from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by the Board, upon compliance with such restrictions on transfer, if any, as are authorized by the Articles, and upon satisfaction of any lien referred to in Section 8.5.

     (b) The signature of the registered owner of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the Corporation, its directors, Officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the corporation, its directors, Officers and agents to register, in the name of the person in whose behalf any certificate for the shares to be transferred is deposited with the Corporation for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

     (c) Neither the Corporation nor any director, Officer or agent thereof shall be bound to inquire into the title of the person named in the form of transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Corporation for the purpose of having the transfer registered or be liable to any claim by such registered owner or by any intermediate owner or holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.

     (d) Every instrument of transfer shall be executed by the transferor and left at the registered office of the Corporation or at the office of its transfer agent or branch transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence if any, as the directors or the transfer agent or branch transfer agent or registrar or branch registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All instruments of transfer where the transfer is registered shall be retained by the Corporation or its transfer agent or branch transfer agent or registrar or branch\registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration.

     (e) There shall be paid to the Corporation in respect of the registration of any transfer such sum, if any, as the directors may from time to time determine.

8.4 TRANSFER AGENTS AND REGISTRARS - The Board may from time to time appoint a registrar to maintain the securities register and a transfer agent to maintain the register of transfers and may also appoint one or more branch registrars to maintain branch securities registers and one or more branch transfer agents to maintain branch registers of transfer, but one person may be appointed both registrar and transfer agent. The Board may at any time terminate any such appointment.

8.5 LIEN FOR INDEBTEDNESS - If the Articles provide that the Corporation shall have a lien on shares registered in the name of a shareholder indebted to the Corporation, such lien may be enforced, subject to any other provision of the Articles, by the sale of the shares thereby affected or by any other action, suit, remedy or proceeding authorized or permitted by law or by equity and, pending such enforcement, may refuse to register a transfer of the whole or any part of such shares.

8.6 NON-RECOGNITION OF TRUSTS - Subject to the provisions of the Act, the Corporation shall treat as absolute owner of the share the person in whose name the share is registered in the securities register as if that person had full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation's records or on the share certificate.

8.7 SHARE CERTIFICATES - Every holder of one or more shares of the Corporation shall be entitled, at his option, to a share certificate, or to a non-transferable written acknowledgement of his right to obtain a share certificate, stating the number and list or series of shares held by him as shown on the securities register. Share certificates and acknowledgements of a shareholder's right to a share certificate, respectively, shall be in such form as the Board shall from time to time approve. Any share certificate shall be signed in accordance with Section 2.4 and need not be under the corporate seal; provided that, unless the Board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing Officers or, in the case of share certificates which are not valid unless countersigned by or on behalf of a transfer agent and/or registrar, the signatures of both signing Officers, may be printed or mechanically reproduced in facsimile upon share certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the Officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the Officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.

8.8 REPLACEMENT OF SHARE CERTIFICATES - The Board or any Officer or agent designated by the Board may in its or his discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken or which does not comply as to form with the requirements from time to time of the Act in this regard, on payment of such fee as the Board may direct and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the Board may from time to time prescribe, whether generally or in any particular case.

8.9 JOINT SHAREHOLDERS - If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share. Joint shareholders may collectively designate in writing an address as their recorded address for service of notice and payment of dividends but in default of such designation the address of the first named joint shareholder shall be deemed to be the recorded address aforesaid.

8.10 DECEASED SHAREHOLDERS - In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents.

9.  DIVIDENDS AND RIGHTS

9.1 DIVIDENDS - Subject to the provisions of the Act, the Board may from time to time declare dividends payable to the shareholders according to their respective rights and interest in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.

9.2 DIVIDEND CHEQUES - A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.3 NON-RECEIPT OF CHEQUES - In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the Board may from time to time prescribe, whether generally or in any particular case.

9.4 RECORD DATE FOR DIVIDENDS AND RIGHTS - The Board may fix in advance a date, preceding by not more than fifty (50) days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, provided that, where the Corporation is a distributing Corporation for purposes of the Act, notice of any such record date is given not less than seven (7) days before such record date by newspaper advertisement and otherwise in the manner provided in the Act. Where no record date is fixed in advance as aforesaid, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the Board.

9.5 UNCLAIMED DIVIDENDS - Any dividend unclaimed after a period of six (6) years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

10.  MEETINGS OF SHAREHOLDERS

10.1 ANNUAL MEETINGS - The annual Meeting of Shareholders shall be held at such time in each year and, subject to the Act and Section 10.4, at such place as the Board, the Chairman of the Board, the Vice-Chairman of the Board, the Chief Executive Officer or the President may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing auditors and for the transaction of such other businesses may properly be brought before the meeting.

10.2 SPECIAL MEETINGS - The Board, the Chairman of the Board, the Vice-Chairman of the Board, the Managing Director or the President shall have power to call a Special Meeting of Shareholders at any time.

10.3 SPECIAL BUSINESS - All business transacted at a Special Meeting of Shareholders and all business transacted at an annual Meeting of Shareholders, except consideration of the financial statements, auditors reports, election of directors and reappointment of the incumbent auditors, is deemed to be special business.

10.4 PLACE OF MEETING - Subject to the Articles, meetings of shareholders may be held at Vancouver, British Columbia or such other place or places as the directors in their absolute discretion may determine from time to time.

10.5 NOTICE OF MEETING - Notice of the time and place of each Meeting of Shareholders shall be given in the manner provided in Section 12.1 not less than twenty-one (21) days nor more than fifty (50) days before the date of the meeting to each director, to the auditor and to each shareholder who at the close of business on the record date, if any, for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. Notice of a Meeting of Shareholders called for any purpose other than consideration of the financial statements and auditor's report, election of directors and reappointment of the incumbent auditor shall state the nature of such business in sufficient detail to permit the shareholder to form a reasoned judgment thereon and shall state the text of any special resolution to be submitted to the meeting. A shareholder and any other person entitled to attend a Meeting of Shareholders may in any manner waive notice of or otherwise consent to a Meeting of Shareholders.

10.6 LIST OF SHAREHOLDERS ENTITLED TO NOTICE - For every Meeting of Shareholders, at any time that the Corporation has more than fifteen (15) shareholders entitled to vote at a Meeting of Shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares entitled to vote at the meeting held by each shareholder. If a record date for the meeting is fixed pursuant to Section 10.7, the shareholders listed shall be those registered or constructively registered pursuant to the Act at the close of business of the record date, such list to be prepared on a day not later than ten (10) days after such record date. If no record date is fixed, the list of shareholders shall be prepared no later than at the close of business on the day immediately preceding the day on which notice of the meeting is given, or where no such notice is given, the day on which the meeting is held. The list shall be available for examination by any shareholder during usual business hours at the records office of the Corporation or at the place where the central securities register is kept and at the place where the meeting is held.

10.7 RECORD DATE FOR NOTICE - The Board may fix in advance a record date, preceding the date of any Meeting of Shareholders by not more than fifty (50) days and not less than twenty-one (21) days for the determination of the shareholders entitled to notice of the meeting, provided that notice of any such record date is given, not less than seven (7) days before such record date, by newspaper advertisement in the manner provided in the Act. If no record date is so fixed, the record date for the determination of the shareholders entitled to notice of the meeting shall be the close of business on the day immediately preceding the day on which the notice is given, or if no notice is given, the day on which the meeting is held.

10.8 MEETINGS WITHOUT NOTICE - A Meeting of Shareholders may be held without notice at any time and place permitted by the Act:

      (a) if all the shareholders entitled to vote thereat are present in person or represented by proxy or if those not present or represented by proxy waive notice of or otherwise consented to such meeting being held; and

      (b) if the auditor and the directors are present or waived notice of or otherwise consent to such meeting being held.

At such meeting any business may be transacted which the Corporation at a Meeting of Shareholders may transact. If the meeting is held at a place outside the Yukon Territory, shareholders not present or represented by proxy, but who have waived notice of or otherwise consented to such meeting, shall also be deemed to have consented to the meeting being held at such place.

10.9 MEETINGS BY TELEPHONE - If all the shareholders consent, a shareholder may participate in a Meeting of Shareholders by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a shareholder participating in such a meeting by such consent shall be effective whether given before or after the meeting to which it relates.

10.10 CHAIRMAN, SECRETARY AND SCRUTINEERS - The Chairman of any Meeting of Shareholders shall be the first mentioned of such of the following Officers as having been appointed and who is present at the meeting: Chairman of the Board, Vice-Chairman of the Board, President, or a Vice-President. If no such Officer is present within fifteen (15) minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be Chairman. If the Secretary of the Corporation is absent, the Chairman shall appoint some person, who need not be a shareholder, to act as Secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the Chairman with the consent of the meeting.

10.11 PERSONS ENTITLED TO BE PRESENT - The only persons entitled to be present at a Meeting of Shareholders shall be those entitled to vote thereat, the directors and auditor of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the Articles or By-Laws to be present at the meeting. Any other person may be admitted only on the invitation of the Chairman of the meeting or with the consent of the meeting.

10.12 QUORUM - Save as herein otherwise provided, a quorum shall be two shareholders or proxyholders present. If there is only one shareholder, the quorum is one person present and being, or representing by proxy, such shareholder. The directors, the Secretary or, in his absence, an assistant Secretary, and the solicitor of the Corporation shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he is a shareholder or proxyholder entitled to vote thereat. If a quorum is present at the opening of any Meeting of Shareholders, the shareholders present or represented by proxy may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting.

10.13 RIGHT TO VOTE - RECORD DATE FOR VOTING - Subject to the provisions of the Act as to authorized representative of any other body corporate, at any Meeting of Shareholders in respect of which the

Corporation has prepared the list referred to in Section 10.6, every person who is named in such list shall be entitled to vote the shares shown thereon opposite his name except, where the Corporation has fixed a record date in respect of such meeting pursuant to Section 10.7, to the extent that such person has transferred any of his shares after such record date and the transferee, upon producing properly endorsed certificates evidencing such shares or otherwise establishing that he owns such shares, demands not later than ten (10) days before the meeting that his name be included in such list, in which event the transferee alone shall be entitled to vote the transferred shares at the meeting. Where no record date for notice has been fixed and no notice of meeting given, or in the absence of a list prepared as aforesaid in respect of a Meeting of Shareholders, every person shall be entitled to vote at the meeting who at the time is entered in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

10.14 PROXIES

      (a) Every shareholder entitled to vote at a Meeting of Shareholders, may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareholder or his attorney and shall conform with the requirements of the Act. An instrument of proxy shall be valid only at the meeting in respect of which it is given or any adjournment thereof.

      (b) Any corporation, other than a Prohibited Corporate shareholder, which is a shareholder of the Corporation may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any meeting. The person so authorized shall be entitled to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the Corporation personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation, and shall, if present at the meeting, be counted for the purpose of forming a quorum and be deemed to be a member present at the meeting. Evidence of the appointment of any such representative may be sent to the Corporation by written instrument, telegram, telex or any method of transmitting legibly recorded messages.

10.15 TIME FOR DEPOSIT OF PROXIES - The Board may specify in a notice calling a Meeting of Shareholders a time, preceding the time of such meeting by not more than forty-eight (48) hours exclusive of non-business days, before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the Secretary of the Corporation or by the Chairman of the meeting or any adjournment thereof prior to the time of voting.

10.16 JOINT SHAREHOLDERS - If two or more persons hold shares jointly, any one of them present in person or represented by proxy at a Meeting of Shareholders may, in the absence of the other or others, vote the shares but if two or more of those persons are present in person or represented by proxy and vote, they shall vote as one on the shares jointly held by them and in the absence of agreement between those so voting the person named first in the Register shall vote the shares.

10.17 VOTES TO GOVERN - At any Meeting of Shareholders every question shall, unless otherwise required by the Articles or By-Laws or by law, be determined by the majority of the votes cast on the question. In case of an equality of votes either upon a show of hands or upon a poll, the Chairman of the meeting shall be entitled to a second or casting vote.

10.18 MOTION - The Chairman may propose or second a motion.

10.19 SHOW OF HANDS - Subject to the provisions of the Act any question at a Meeting of Shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands, every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the Chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried, an entry to that effect in the minutes of the meeting shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question.

10.20 BALLOTS

      (a) On any question proposed for consideration at a Meeting of Shareholders, and whether or not a show of hands has been taken thereof, any shareholder or proxyholder entitled to vote at the meeting may require or demand a ballot. A ballot so required or demanded shall be taken in such manner as the Chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the Articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

      (b) No ballot may be demanded on the election of a Chairman. A ballot demanded on a question of adjournment shall be taken forthwith. A ballot demanded on any other question shall be taken as soon as, in the opinion of the chairman, is reasonably convenient, but in no event later than seven (7) days after the meeting and at such time and place and in such manner as the Chairman of the meeting directs. The result of the ballot shall be deemed to be the resolution of and passed at the meeting at which the ballot was demanded. Any business other than that upon which the ballot has been demanded may be proceeded with pending the taking of the ballot. In any dispute as to the admission or rejection of a vote the decision of the Chairman made in good faith shall be final and conclusive.

10.21 ADJOURNMENT - If a Meeting of Shareholders is adjourned for less than thirty (30) days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that it is adjourned. If a Meeting of Shareholders is adjourned by one or more adjournments for an aggregate of thirty (30) days or more, notice of the adjourned meeting shall be given as for an original meeting. At any such adjourned meeting no business shall be transacted other than business left unfinished at the meeting from which the adjournment took place.

10.22 RESOLUTION IN WRITING - A resolution in writing signed by all the shareholders entitled to vote on that resolution at a Meeting of Shareholders is as valid as if it had been passed at a meeting of the shareholders, and shall be held to relate to any date therein stated to be the effective date thereof.

10.23 ONLY ONE SHAREHOLDER - Where the Corporation has only one shareholder or only one holder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting.

10.24 ONLY TWO SHAREHOLDERS - Where the Corporation has only two shareholders a quorum for transaction of business at any Meeting of Shareholders shall be one
(1) person present in person, being a shareholder entitled to vote thereat, or a duly appointed proxy of said shareholder, holding not less than ten percent (10%) of the outstanding shares of the Corporation entitled to vote at the meeting.

11.  DIVISIONS AND DEPARTMENTS

11.1 CREATION AND CONSOLIDATION OF DIVISIONS - The Board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis, including without limitation, character or type of operation, geographical territory, product manufactured or service rendered, as the Board may consider appropriate in each case. The Board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the Board may consider appropriate in each case.

11.2 NAME OF DIVISION - Subject to the Act any division or its sub-units may be designated by such name as the Board may from time to time determine and may transact business, enter into contracts, sign cheques and other documents of any kind and do all acts and things under such name, provided that the Corporation shall set out its name in legible characters in all contracts, invoices, negotiable instruments and orders for goods or services issued or made by or on behalf of the Corporation. Any such contract, cheque or documents shall be binding upon the Corporation as if it had been entered into or signed in the name of the Corporation.

11.3 OFFICERS OF DIVISION - From time to time the Board or if authorized by the Board, the Chief Executive Officer, may appoint one or more Officers for any division, prescribe their powers and duties and settle their terms of employment and remuneration. The Board or, if authorized by the Board, the Chief Executive Officer, may remove at its or his pleasure any Officers so appointed, without prejudice to such Officer's right under any employment contract. Officers of divisions or their sub-units shall not, as such, be Officers of the Corporation.

12.  NOTICES

12.1 METHOD OF GIVING NOTICES - Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations thereunder, the Articles, the By-Laws or otherwise to a shareholder, director, Officer, auditor or member of a committee of directors shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his recorded address by any means of prepaid transmitted or recorded communication. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been received by him at the time it would be delivered in the ordinary course of mails; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication corporation or agency or its representative for dispatch. Subject to the Act, a notice of Meeting of Shareholders shall be deemed to have been sent to the shareholder on the day on which it is deposited in the mail. The Secretary may change or cause to be changed the recorded address of any shareholder, director, Officer, auditor or member of a committee of directors in accordance with any information believed by him to be reliable.

12.2 NOTICE TO JOINT SHAREHOLDERS - If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice given to any one or more of such persons at the recorded address for such joint shareholders shall be sufficient notice to all of them.

12.3 COMPUTATION OF TIME - In computing the date when notice must be given under any provision requiring a specified number of days notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event in respect of which the notice is being given shall be included.

12.4 UNDELIVERED NOTICES - If any notice given to a shareholder pursuant to
Section 12.1 is returned on three (3) consecutive occasions because he cannot be found or served or is unknown at his recorded address, the Corporation shall not be required to give any further notices to such shareholder until he informs the Corporation in writing of his new recorded address.

12.5 PROOF OF SERVICE - A certificate of the Secretary or other duly authorized Officer of the Corporation in office at the time of the making of the certificate, or of any agent of the Corporation as to the facts in relation to the mailing or delivery or sending of any notice to any shareholder, director, the auditors, is conclusive evidence thereof and shall be binding on every shareholder, director, the auditors or any Officer of the Corporation as the case may be.

12.6 OMISSIONS AND ERRORS - The accidental omission to give any notice to any shareholder, director, Officer, auditor or member of a committee of directors or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

12.7 PERSONS ENTITLED BY DEATH OR OPERATION OF LAW - Every person who by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he derives his title prior to such person's name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

12.8 WAIVER OF NOTICE - Any shareholder (or his duly appointed proxyholder), director, Officer, auditor or member of a committee of directors may at any time waive the sending of any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the Articles, the By-Laws or otherwise and such waiver or abridgement shall cure any default in the giving or the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a Meeting of Shareholders or of the Board which may be given in any manner.


ENACTED by the Board the 17th day of December, 1997.


David R. Sinclair (signed)
---------------------------
Chairman of the Board


CONFIRMED by the shareholders in accordance with the Act the ____ day of May, 1998.


------------------------------
Chairman of the Board

                                VISTA GOLD CORP.
                                     PROXY
                             ANNUAL GENERAL MEETING
                                  MAY 11, 1998
                    AT THE HOUR OF 9:30 A.M., VANCOUVER TIME
            THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION

The undersigned shareholder of Vista Gold Corp. (the "Corporation") hereby appoints Michael B. Richings, or failing him Roger L. Smith, or failing either of them _____________________ as the proxyholder for and on behalf of the undersigned to attend, act and vote for and on behalf of the undersigned at the annual general meeting (the "Meeting") of the shareholders of the Corporation to be held on Monday, May 11, 1998 and at any adjournments thereof, to the same extent and with the same powers as if the undersigned were present at the said meeting, or any adjournments thereof, and the persons named are specifically directed to vote as indicated below.

I direct my proxy to vote as follows:

1. To elect the following persons as directors of the Corporation until the next annual general meeting:

         Ross J. Beaty            FOR  [ ]                  WITHHOLD  [ ]
         William Calhoun          FOR  [ ]                  WITHHOLD  [ ]
         C. Thomas Ogryzlo        FOR  [ ]                  WITHHOLD  [ ]
         Michael B. Richings      FOR  [ ]                  WITHHOLD  [ ]
         David R. Sinclair        FOR  [ ]                  WITHHOLD  [ ]
         Keith Steeves            FOR  [ ]                  WITHHOLD  [ ]
         Alan G. Thompson         FOR  [ ]                  WITHHOLD  [ ]
         Peter Walton             FOR  [ ]                  WITHHOLD  [ ]

2. To appoint Coopers & Lybrand, Chartered Accountants, as auditor of the Corporation until the next annual general meeting and authorize the directors to fix the remuneration to be paid to the auditor.

                                  FOR  [ ]                  WITHHOLD  [ ]

3. To approve an ordinary resolution confirming By-Law No. 1 of the Corporation.

                                  FOR  [ ]                  AGAINST      [ ]

EXECUTED on the _____ day of __________________, 1998.



-------------------------------------------        -----------------------------
Signature of Shareholder (or Authorized            Number of Common Shares Held
Attorney or Signatory on behalf of Shareholder)


--------------------------------------------------------------------------------
Name of Shareholder (please print clearly)


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City/Province


PROXY INSTRUCTIONS

1. The common shares represented by this proxy will, on any ballot, be voted as the shareholder may have specified by marking an "X" in the spaces
provided for that purpose.   IF NO CHOICE IS SPECIFIED AND EITHER OF MICHAEL B.
RICHINGS OR ROGER L. SMITH IS APPOINTED AS PROXYHOLDER, THE COMMON SHARES WILL BE VOTED AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE.

2. THE SHAREHOLDER MAY APPOINT AS PROXYHOLDER SOMEONE OTHER THAN THE PERSONS NAMED IN THIS PROXY BY STRIKING OUT THEIR NAMES AND INSERTING IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON HE OR SHE WISHES TO ATTEND AND ACT AS PROXYHOLDER. THAT PERSON NEED NOT BE A SHAREHOLDER OF THE CORPORATION. IF THE INSTRUCTIONS BY THE SHAREHOLDER ON THIS PROXY ARE CERTAIN, THE COMMON SHARES REPRESENTED BY THE PROXY WILL BE VOTED ON ANY POLL, AND WHERE THE SHAREHOLDER SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED ON, THE COMMON SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE.

3. THIS PROXY ALSO CONFERS A DISCRETIONARY AUTHORITY TO VOTE THE SHARES WITH RESPECT TO:

    (a) AMENDMENTS OR VARIATIONS OF MATTERS IDENTIFIED IN THE NOTICE OF MEETING; AND

    (b)  OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING,

BUT ONLY IF MANAGEMENT HAS NOT BEEN MADE AWARE, A REASONABLE TIME PRIOR TO THIS SOLICITATION, THAT THE AMENDMENTS, VARIATIONS OR OTHER MATTERS ARE TO BE PRESENTED FOR ACTION AT THE MEETING. No matters other than those stated in the attached notice are, at present, known to be considered at the Meeting but, if such matters should arise, proxies will be voted in accordance with the instructions of the shareholder voting by proxy.

4. This proxy may not be valid unless it is dated and signed by the shareholder or by his or her attorney duly authorized in writing or, in the case of a corporation, is executed under its corporate seal or by an officer or officers or attorney for the corporation duly authorized. If this proxy is executed by an attorney for an individual shareholder or joint shareholder or by an officer or officers or attorney of a corporate shareholder not under its corporate seal, the instrument so empowering the officer or officers or the attorney, as the case may be, or a notarial copy thereof, should accompany the
proxy.   If this proxy is not dated in the blank space provided, it will be deemed to bear the date on which it was mailed by management of the Corporation.

5. This proxy may not be used at the Meeting unless its is deposited at the office of Montreal Trust Company of Canada at Montreal Trust Centre, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Attention: Stock Transfer Services before 9:30 a.m., Vancouver time, on Thursday, May 7, 1998, or no later than 48 hours, excluding Saturdays, Sundays and holidays, before any adjournment of the Meeting. The Chairman of the Meeting has the discretion to accept proxies filed subsequently.

                              VISTA GOLD CORP.

                    SUPPLEMENTAL MAILING LIST RETURN CARD


        National Policy No. 41 adopted by Canadian Securities Regulators allows an exemption to Vista Gold Corp. (the "Company") from sending unaudited interim financial statements to shareholders. If you wish to receive the Company's unaudited interim financial statements, you must complete this form and forward it, either with your proxy or separately, to our transfer agents:

                      MONTREAL TRUST COMPANY OF CANADA
                            MONTREAL TRUST CENTRE
                             510 BURRARD STREET
                         VANCOUVER, BRITISH COLUMBIA
                                   V6C 3B9

Please note that both registered and non-registered shareholders should return the form; registered shareholders will not automatically receive unaudited interim financial statements. (Registered shareholders are those with shares registered in their name; non-registered shareholders have their share registered in an agent, broker, or bank's name).


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Please put my name on your Supplemental Mailing list to receive unaudited interim financial statements of Vista Gold Corp.


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(First Name and Surname)


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(Number and Street)


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(City)                              (Province)                     (Postal Code)


Signature:
          --------------------------------          ----------------------------
               (Signature of Shareholder)                 (Date)